UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary proxy statement

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☒	Definitive proxy statement

☐	Definitive additional materials

☐	Soliciting material pursuant to § 240.14a-12

CERBCO, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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CERBCO, Inc. 1419 Forest Drive, Suite 209 Annapolis, Maryland 21403 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS WEDNESDAY, FEBRUARY 16, 2005

To the Stockholders of CERBCO, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of CERBCO, Inc., a Delaware corporation (the “Company”), for the fiscal year ended June 30, 2004, will be held at PNC Bank, 300 Delaware Avenue, 3rd Floor, Suite 1704, Wilmington, Delaware on Wednesday, February 16, 2005, at 11:00 a.m. local time, for the following purposes:

1.	Proposal 1: To elect directors of the Company; and

2.	To transact such other business as may properly come before the meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on January 14, 2005 as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting.

A copy of the Company’s Annual Report on Form 10-KSB for the fiscal year ended June 30, 2004; a Proxy and a Proxy Statement accompany this Notice.

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE SIGN, DATE AND PROMPTLY MAIL THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. A PROMPT RESPONSE WILL ASSURE YOUR PARTICIPATION IN THE MEETING AND REDUCE THE COMPANY’S EXPENSE IN SOLICITING PROXIES. IF YOU ARE PRESENT AT THE MEETING, YOU MAY, IF YOU WISH, WITHDRAW YOUR PROXY AND VOTE YOUR SHARES PERSONALLY.

By Order of the Board of Directors,

/s/ Robert F. Hartman
Robert F. Hartman
Secretary

Annapolis, Maryland

January 26, 2005

CERBCO, Inc. 1419 Forest Drive, Suite 209 Annapolis, Maryland 21403 Annual Meeting of Stockholders February 16, 2005 PROXY STATEMENT SOLICITATION AND REVOCABILITY OF PROXIES

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of CERBCO, Inc., a Delaware corporation (“CERBCO” or the “Company”), for use at the Annual Meeting of Stockholders to be held at PNC Bank, 300 Delaware Avenue, 3rd Floor, Suite 1704, Wilmington, Delaware on Wednesday, February 16, 2005, at 11:00 a.m. local time, and at any adjournments thereof (the “Meeting”).

The Board of Directors (the “Board”) has fixed the close of business on January 14, 2005, as the record date (the “Record Date”) for the determination of stockholders who are entitled to notice of, and to vote at, the Meeting.

Stockholders are requested to complete, sign and date the enclosed proxy and return it promptly to the Company in the enclosed envelope. If the enclosed proxy is executed and returned, it may be revoked at any time before it is voted at the Meeting by a written notice of revocation to the Secretary of the Company, by executing a proxy bearing a later date, or by voting at the Meeting.

Shares of Common Stock and shares of Class B Common Stock represented by valid proxies received in time for the Meeting, and not revoked, will be voted as specified therein. If no instructions are given, the respective shares of common stock will be voted as follows: (i) FOR the election as director of the Company that nominee for director designated for election by the holders of Common Stock and listed under the caption “Proposal No. 1 - Election of Directors” herein; (ii) FOR the election as directors of the Company those nominees for director designated for election by the holders of Class B Common Stock and listed under the caption “Proposal No. 1 - Election of Directors” herein; and (iii) if authority is given to them, at the discretion of the proxy holders, on any other matters that may properly come before the Meeting.

The cost of solicitation will be borne by the Company. Additional solicitations may be made by mail, telephone, facsimile, personal contact or other means by the Company or by its directors or regular employees. The Company may make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy statements to the beneficial owners of shares of the Company’s common stock and to reimburse them for their reasonable expenses in so doing.

This Proxy Statement and the accompanying Notice of Annual Meeting, Proxy and Annual Report on Form 10-KSB for the fiscal year ended June 30, 2004 are first being mailed to the Company’s stockholders of record on or about January 26, 2005.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

As of the Record Date, there were outstanding 1,507,956 shares, comprised of 1,217,867 shares of Common Stock, $.10 par value (the “Common Stock”), and 290,089 shares of Class B Common Stock, $.10 par value (the “Class B Common Stock”), which are the only classes of stock of the Company outstanding. A quorum shall be constituted by the presence at the Meeting of one-third (1/3) of the outstanding shares of Common Stock, or 405,956 of such shares, and one-third (1/3) of the outstanding shares of Class B Common Stock, or 96,697 of such shares.

Each share of Common Stock is entitled to one vote, and each share of Class B Common Stock is entitled to ten votes, except with respect to the election of directors and any other matter requiring the vote of Common Stock or Class

B Common Stock separately as a class for which each share of Class B Common Stock is entitled to one vote. The holders of Common Stock, voting as a separate class, are entitled to elect that number of directors which constitutes 25% of the authorized number of members of the Board of Directors and, if such 25% is not a whole number, then the holders of Common Stock are entitled to elect the nearest higher whole number of directors that is at least 25% of such membership. The holders of Class B Common Stock, also voting as a separate class, are entitled to elect the remaining directors. The affirmative votes of the holders of a majority of the particular class of common stock present in person or represented by proxy, provided a quorum of that class is present, is necessary for the election of directors by that class. For purposes of determining whether a proposal has received a majority vote, abstentions will be included in the vote totals with the result that an abstention will have the same effect as a negative vote. Where authority to vote shares is withheld, including instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned a proxy (so-called “broker non-votes”), those shares will not be included in the vote totals and, therefore, will have no effect on the vote.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table reflects, as of January 10, 2005, the only persons known to the Company to be the beneficial owners of more than five percent of any class of CERBCO’s voting securities. Shares subject to options that are currently exercisable or that become exercisable within 60 days of the Record Date are treated as outstanding and beneficially owned by the holder of such options. However, these shares are not treated as outstanding for purposes of computing the percentage ownership of any other person:

Name & Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership		Percent of Class
Robert W. Erikson 1419 Forest Drive, Suite 209 Annapolis, MD 21403	Common Stock Class B Common Stock	70,700 131,750	1/5/ 2/	5.7 45.4	% %

George Wm. Erikson 1419 Forest Drive, Suite 209 Annapolis, MD 21403	Common Stock Class B Common Stock	79,602 115,814	3/5/ 3/	6.5 39.9	% %

F. Scott Koonce 6550 Rock Spring Drive, Suite 600 Bethesda, MD 20817	Common Stock	74,459	4/	6.1%

1/	Record and beneficial ownership. Includes 6,000 shares of Common Stock owned by Mr. R. Erikson’s spouse, as to which Mr. Erikson disclaims beneficial ownership.

2/	Record and beneficial ownership, sole voting and sole investment power.

3/	Record and beneficial ownership. Includes 2,246 shares of each class of stock owned jointly with Mr. Erikson’s spouse, as to which there is shared voting and investment power.

4/	Beneficial ownership, sole voting and sole investment power as publicly disclosed in an amended Schedule 13G filed with the Securities and Exchange Commission on February 3, 2004.

5/	Includes 15,000 shares of Common Stock subject to currently exercisable options.

SECURITY OWNERSHIP OF MANAGEMENT

The following information is furnished with respect to all directors of CERBCO who were the beneficial owners of any shares of CERBCO’s Common Stock or Class B Common Stock as of January 10, 2005, and with respect to all directors and executive officers of CERBCO as a group:

		Amount & Nature of Beneficial Ownership
Name of Beneficial Owner of Class	Title of Class	Owned Outright		Exercisable Options	Percent of
Robert W. Erikson	Common Stock Class B Common Stock	55,700 131,750	1/ 2/	15,000 0	5.7 45.3	% %

George Wm. Erikson	Common Stock Class B Common Stock	64,602 115,814	3/ 3/	15,000 0	6.5 39.9	% %

Webb C. Hayes, IV	Common Stock	9,500		15,000	2.0%

Paul C. Kincheloe, Jr.	Common Stock	12,500		15,000	2.2%

All directors and officers as a group (5 persons including those named above) 4/	Common Stock Class B Common Stock	142,302 247,564		60,000 0	15.8 85.3	% %

1/	Record and beneficial ownership. Includes 6,000 shares of Common Stock owned by Mr. Robert Erikson’s spouse, as to which Mr. Erikson disclaims beneficial ownership.

2/	Record and beneficial ownership, sole voting and sole investment power.

3/	Record and beneficial ownership. Includes 2,246 shares of each class of stock owned jointly with Mr. George Erikson’s spouse, as to which there is shared voting and investment power.

4/	Mr. George Erikson also is the beneficial owner of 16,500 shares of Common Stock (less than 1% of such class) of INEI Corporation, a subsidiary of the Company. In addition, Messrs. George Erikson and Robert Erikson each are the beneficial owners of exercisable options on 60,000 shares of the Common Stock (approximately 1.5% of such class) of INEI Corporation, pursuant to the INEI 1999 Board of Directors’ Stock Option Plan.

PROPOSAL NO. 1 - ELECTION OF DIRECTORS

The authorized number of members of the Board of Directors is four. Four directors are presently serving. In accordance with the Company’s Certificate of Incorporation and By-laws, the Board has nominated one director to be elected by the holders of shares of Common Stock and three directors to be elected by holders of shares of Class B Common Stock. The terms of all presently serving directors expire upon the election and qualification of the directors to be elected at the Meeting, and the four persons presently serving as directors are all nominees to be elected at the Meeting. The directors elected will serve subject to the Company’s By-laws until the next Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified.

It is intended that the individuals named in the enclosed form of proxy will vote the proxies in favor of the election of the persons listed below as the Board’s nominees for the Company’s directors, unless otherwise directed. The Board has no reason to believe that any of the nominees for the office of director will not be available for election as director. However, should any of them become unwilling to be elected or unable to serve, it is intended that the individuals named in the enclosed proxy may vote for the election of such other person as the Board may recommend.

PRESENT DIRECTORS WHO ARE NOMINATED FOR RE-ELECTION

One of the four nominees for election to the Board of Directors identified below has been designated for election by the holders of shares of Common Stock, and only the holders of such shares may vote with respect to such nominee. The remaining three nominees have been designated for election by the holders of shares of Class B Common Stock, and only the holders of such shares may vote with respect to such nominees. Accordingly, the following list contains a designation as to that nominee to be elected by holders of shares of Common Stock and those nominees to be elected by holders of shares of Class B Common Stock:

Name, Age, Principal Occupation, Business Experience and Directorships	First Became A Director		Class of Common Stock for Which Nominated

Robert W. Erikson, Age 59 2/ 3/	1974	1/	Class B Common Stock

President and a Director of CERBCO since 1988; INEI Corporation - Vice Chairman since 1986 and President since 1991, a Director since 1985 and Vice Chairman of the Board of Directors from 1985 to 1986; CERBERONICS, Inc. - a Director since 1974, Chairman since 1988, and President from 1977 to 1988; a Director of Palmer National Bancorp, Inc. and The Palmer National Bank from 1983 to 1996, and a Director of The Palmer National Bank’s successor, The George Mason Bank, N.A., from 1996 to 1997; Capitol Office Solutions, Inc. - Vice Chairman and a Director from 1987 to June 30, 1997. Mr. Erikson holds a B.A. degree in Engineering and Economics from Brown University and an M.B.A. degree from The George Washington University.

George Wm. Erikson, Age 63 2/ 3/	1975	1/	Class B Common Stock

Chairman, General Counsel and a Director of CERBCO since 1988; INEI Corporation - Chairman and General Counsel since 1986, a Director since 1984 and Chairman of the Board of Directors from 1985 to 1986; CERBERONICS, Inc. - a Director since 1975, General Counsel since 1976, Chairman from 1979 to 1988, and Vice Chairman since 1988; Capitol Office Solutions, Inc. - Chairman, General Counsel and a Director from 1987 to June 30, 1997. Mr. Erikson is a member of the Bar of the State of New York, District of Columbia and Commonwealth of Virginia. He holds a B.S. degree in Business Administration from Pennsylvania State University, an LL.B. degree from Fordham University Law School and an LL.M. degree from New York University Law School.

Webb C. Hayes, IV, Age 56 4/	1991		Class B Common Stock

Director since 1991. Managing Director of Private Client Services at Friedman, Billings, Ramsey Group, Inc. since 1999, Chairman of FBR National Trust Co. since 2003. Director and Vice Chairman of United Bank from 1997 to 1999. Director and Executive Vice President of George Mason Bankshares, Inc. and Chairman, President and CEO of The George Mason Bank, N.A., from 1996 to 1997; Chairman of the Board of Palmer National Bancorp, Inc. and The Palmer National Bank from 1985 to 1996, President and Chief Executive Officer from 1983 to 1996; INEI Corporation - a Director since 1994; Capitol Office Solutions, Inc. - a Director from 1992 to June 30, 1997; a Director of the Federal Reserve Bank of Richmond from 1992 to 1995. He is also a Director of Citizens Corporation in Eastman, Georgia, and is a member of the Board of Visitors of the University of North Carolina. Mr. Hayes holds a B.A. degree from the University of North Carolina and an executive management degree from Columbia University School of Business.

Paul C. Kincheloe, Jr., Age 63 4/	1991		Common Stock

Director since 1991. Practicing attorney and real estate investor since 1967; Partner in the law firm of Kincheloe and Schneiderman since 1983; INEI Corporation. - a Director since 1994; Capitol Office Solutions, Inc. - a Director from 1992 to June 30, 1997; Director of Herndon Federal Savings & Loan from 1970 to 1983; Director of First Federal Savings & Loan of Alexandria from 1983 to 1989. Mr. Kincheloe holds a B.A. degree from Randolph-Macon College and a J.D. degree from T.C. Williams School of Law, University of Richmond.

1/	Includes service as a director of CERBERONICS, Inc., now a wholly-owned subsidiary of the Company.

2/	Member of the Corporate Executive Committee of the Company, and the Chief Executive Officer Committee of INEI Corporation, which committees perform the functions of the Chief Executive Officer of each of the respective companies.

3/	Messrs. Robert Erikson and George Erikson are brothers.

4/	Member of the Audit Committee.

On December 20, 2004, director Robert W. Erikson filed an amendment to Schedule 13D with the Securities and Exchange Commission containing the following disclosure: “Robert Erikson did not vote as a director for the proposed slate and indicated that he would not be able to support these nominees as presented. Furthermore, Robert Erikson indicated that he reserved the right as a shareholder to offer alternative nominees or an alternative slate of directors at the next annual meeting of stockholders.” The Board of Directors has not received notice of any additional nominees proposed, pursuant to advance notice provisions of the Company’s By-laws. See information about the advance notice provision of the Company’s By-laws in this proxy statement under the caption “Other Matters.” However, Robert Erikson filed a further amendment to Schedule 13D with the Securities and Exchange Commission on January 25, 2004 indicating that he or another holder of Class B Common Stock intends to propose the nomination of an alternative slate of persons to be elected as directors of the Company by the holders of Class B Common Stock.

Mr. Robert Erikson and Mr. George Erikson filed a joint claim with the Company indirectly calling into question whether the liability carried on the books of the Company adequately reflects the full extent of the benefits believed by them to be due under the Company’s Supplemental Executive Retirement Plan (the “SERP”). Their disagreement with the Special Committee of the Company’s Board of Directors over the amount of benefits due to them continues as of the date of this proxy statement.

EXECUTIVE OFFICERS OF THE COMPANY

Information concerning Messrs. George Wm. Erikson and Robert W. Erikson, who are executive officers and directors of the Company, is shown above. Set forth below is certain biographical information about Mr. Robert F. Hartman who served as an executive officer, but not as a director, of the Company throughout fiscal year 2004 and who continues to serve in such an executive capacity as of the date of this Proxy Statement.

Robert F. Hartman, Age 57

Vice President and Controller of CERBCO since 1988, Secretary of CERBCO since 1991 and Treasurer and Chief Financial Officer of CERBCO since 1997; INEI Corporation - Vice President of Administration and Secretary since 1991 and Treasurer and Chief Financial Officer since 2002; CERBERONICS, Inc. - Vice President and Treasurer since 1988. Mr. Hartman was employed by Dynamac International, Inc. from 1985 to 1988, serving as its Controller, and by CERBERONICS, Inc. from 1979 to 1985, serving as its Vice President and Treasurer from 1984 to 1985. From 1976 to 1977, Mr. Hartman was an accountant for Coopers & Lybrand, and from 1977 to 1979, he was a partner in the accounting firm of Hartman and Hartman. Mr. Hartman is a Certified Public Accountant and holds a B.S. degree from the United States Naval Academy, a B.A. degree from the University of South Florida and an M.B.A. degree from The George Washington University.

COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors has an Audit Committee, the members of which are all directors who are not officers or employees of the Company. Mr. Hayes and Mr. Kincheloe serve on the Audit Committee. Each of the Audit Committee members is “independent” as that term is currently defined under the listing standards of the Nasdaq Stock Market, Inc. (the “NASDAQ”). The Board of Directors has determined that Mr. Hayes is an “audit committee financial expert” within the meaning of Item 401(e) of Regulation S-B promulgated by the Securities and Exchange Commission.

The Board of Directors has adopted, and the Audit Committee operates under, an Audit Committee Charter. A copy of the Audit Committee Charter is included as Annex A to this Proxy Statement and additional copies of the Audit Committee Charter are available upon written request to the Company. The Audit Committee’s principal responsibilities are to review the Company’s financial policies and accounting systems, financial reporting process and the scope of the independent public accountants’ audit and to approve the duties and compensation of the independent public accountants, both with respect to audit and any non-audit services. In addition, the Audit Committee, subject to Board approval, selects the independent public accountants to perform the Company’s annual audits. The Audit Committee also meets periodically with the Company’s independent public accountants outside the presence of corporate management or other employees to discuss matters of concern, receive recommendations or suggestions for change and have a free exchange of views and information.

The Board of Directors does not have standing nominating or compensation committees, or committees performing similar functions and, therefore, has no charters covering the operation of such committees. Particularly in light of a proposed dissolution and liquidation of the Company, the Board concluded that such committees are not necessary.

The entire Board of Directors participates in the consideration of director nominees. In light of the historical composition of the Company’s Board of Directors and, more recently, the Company’s proposed dissolution and liquidation, the Board of Directors believes that is appropriate for the entire Board to perform these functions rather than to create a nominating committee or another committee performing similar functions. As stated above, Mr. Hayes and Mr. Kincheloe are deemed to be “independent” as that term is currently defined under the listing standards of the NASDAQ; however, Mr. George Wm. Erikson and Mr. Robert W. Erikson, who both serve as executive officers of the Company, are not deemed to be “independent” under those standards. In light of the Board’s historical composition and the Company’s proposed dissolution and liquidation, the Board of Directors, effectively acting as the Company’s nominating committee, has not established a formal policy with regard to any director candidates recommended by shareholders for consideration in the Board’s determination of the slate of director nominees to be recommended by the Board to the stockholders. The Board does not pay fees to any third party or parties to identify or evaluate or assist it in identifying or evaluating potential director nominees.

MEETING ATTENDANCE

During the fiscal year ended June 30, 2004, the Board of Directors of the Company held five meetings and the Audit Committee held one meeting. Each of the Company’s directors attended 75% or more of the total of (i) the number of meetings of the Board of Directors and (ii) the number of meetings held by all committees of the Board on which such Director served during the fiscal year ended June 30, 2004. All Board members are expected to attend our stockholders’ annual meetings, and all members did attend the last annual meeting.

COMMUNICATING WITH THE BOARD OF DIRECTORS

Stockholders may communicate with the Board of Directors, its Committees or any member of the Board of Directors by sending a letter to the care of the Corporate Secretary at 1419 Forest Drive, Suite 209, Annapolis, MD 21403. All letters will be forwarded to the appropriate party. The Board will employ its best efforts to timely respond to any reasonable stockholder concerns.

REPORT OF THE AUDIT COMMITTEE

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed to be filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this Report by reference therein.

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process. The Company’s independent public accountants are responsible for expressing an opinion on the conformity of the Company’s audited financial statements to United States generally accepted accounting principles.

In this context, the Audit Committee has reviewed and discussed with management and the independent public accountants the Company’s audited financial statements. The Audit Committee has discussed with the independent public accountants the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees.” In addition, the Audit Committee has received from the Company’s independent public accountants the written disclosures required by Independence Standards Board No. 1, “Independence Discussions with Audit Committees,” and discussed with them their independence from the Company and its management. The Audit Committee also has considered whether the independent public accountants’ provision of other non-audit services to the Company is compatible with such accountants’ independence. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended June 30, 2004 for filing with the Securities and Exchange Commission.

The Audit Committee
Webb C. Hayes, IV
Paul C. Kincheloe, Jr.

EXECUTIVE COMPENSATION

CERBCO is a parent holding company with a controlling interest, through its wholly-owned subsidiary, CERBERONICS, in INEI Corporation (“INEI”). INEI was dissolved as of June 30, 2004 and currently is in liquidation. CERBCO officers participate in the management of each of these subsidiaries. The following table sets forth information concerning the compensation paid to each of the named executive officers of the Company and its subsidiaries for the fiscal years ended June 30, 2004, 2003 and 2002:

SUMMARY COMPENSATION TABLE

								Long-Term Compensation
				Annual Compensation				Awards	Payouts
Name and Principal Position	Year		Salary ($)	Bonus ($)	Other Annual Compensation ($) 2/	Total Annual Compensation ($)	Restricted Stock Awards ($)	Options/ SARs (#)	LTIP Payouts ($)	All Other Compensation ($) 3/
Robert W. Erikson	2004	CERBCO	$8,954	$0	$0	$8,954	$0	0	$0	$0
Director & President 1/		INEI	125,830	0	0	125,830	0	0	0	0
		CERBERONICS	70,730	0	0	70,730	0	0	0	0

			$205,515	$0	$0	$205,515	$0	0	$0	$0

	2003	CERBCO	$11,934	$0	$0	$11,934	$0	5,000	$0	$0
		INEI	168,953	0	0	168,953	0	15,000	0	0
		CERBERONICS	94,266	0	0	94,266	0	0	0	0

			$275,153	$0	$0	$275,153	$0	20,000	$0	$0

	2002	CERBCO	$11,934	$0	$0	$11,934	$0	5,000	$0	$0
		INEI	186,282	0	0	186,282	0	15,000	0	949
		CERBERONICS	94,266	0	0	94,266	0	0	0	0

			$292,481	$0	$0	$292,481	$0	20,000	$0	$949

George Wm. Erikson	2004	CERBCO	$8,954	$0	$0	$8,954	$0	0	$0	$0
Director, Chairman		INEI	125,830	0	0	125,830	0	0	0	0
& General Counsel 1/		CERBERONICS	70,730	0	0	70,370	0	0	0	0

			$205,515	$0	$0	$205,515	$0	0	$0	$0

	2003	CERBCO	$11,934	$0	$0	$11,934	$0	5,000	$0	$0
		INEI	168,953	0	0	168,953	0	15,000	0	0
		CERBERONICS	94,266	0	0	94,266	0	0	0	0

			$275,153	$0	$0	$275,153	$0	20,000	$0	$0

	2002	CERBCO	$11,934	$0	$0	$11,934	$0	5,000	$0	$0
		INEI	186,282	0	0	186,282	0	15,000	0	949
		CERBERONICS	94,266	0	0	94,266	0	0	0	0

			$292,481	$0	$0	$292,481	$0	20,000	$0	$949

Robert F. Hartman	2004	CERBCO	$9,057	$0	$0	$9,057	$0	0	$0	$0
Vice President,		INEI	110,732	0	0	110,732	0	0	0	0
Secretary &		CERBERONICS	3,204	0	0	3,204	0	0	0	0

Treasurer			$122,994	$0	$0	$122,994	$0	0	$0	$0

	2003	CERBCO	$9,122	$0	$0	$9,122	$0	0	$0	$0
		INEI	101,596	0	0	101,596	0	0	0	0
		CERBERONICS	3,229	0	0	3,229	0	0	0	0

			$113,947	$0	$0	$113,947	$0	0	$0	$0

	2002	CERBCO	$9,039	$0	$0	$9,039	$0	0	$0	$0
		INEI	96,427	0	0	96,427	0	0	0	509
		CERBERONICS	3,200	0	0	3,200	0	0	0	0

			$108,666	$0	$0	$108,666	$0	0	$0	$509

1/	The Company’s Corporate Executive Committee, consisting of the Chairman and the President, exercises the duties and responsibilities of the Chief Executive Officer of the Company.

2/	None of the named executive officers received perquisites or other personal benefits in excess of the lesser of $50,000 or 10% of his total salary and bonus.

3/	Amounts allocated under the INEI Advantage Plan.

OPTION/SAR GRANTS

No options or Stock Appreciation Rights were granted to any of the named executive officers during fiscal year 2004 under the CERBCO 2002 Directors’ Plan, the INEI 1999 Directors’ Plan or the INEI 1999 Employee Plan.

AGGREGATED OPTION/SAR EXERCISES AND FISCAL YEAR-END OPTION/SAR VALUE

Mr. Robert Erikson exercised options to purchase 5,000 shares of CERBCO Common Stock and 15,000 shares of INEI Common Stock granted under the CERBCO 1997 Directors’ Plan and INEI 1994 Directors’ Plan, respectively, during fiscal year 2004. No other option or Stock Appreciation Right grants made under the CERBCO 2002 and 1997 Directors’ Plans, the INEI 1999 and 1994 Directors’ Plans or the INEI 1999 Employee Plan to any of the named executive officers were exercised during fiscal year 2004.

The following table sets forth information concerning option or Stock Appreciation Right grants held by each of the named executive officers under all plans as of June 30, 2004:

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR

AND FY-END OPTION/SAR VALUES

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options/SARs at FY-End(#)		Value of Unexercised In The Money Options/SARs at FY-End($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Robert W. Erikson
CERBCO 1997 Directors’ Plan	5,000	$12,970	15,000	0	$76,000	$0
CERBCO 2002 Directors’ Plan	0	$0	5,000	0	$32,900	$0
INEI 1994 Directors’ Plan	15,000	$5,390	0	0	$0	$0
INEI 1999 Directors’ Plan	0	$0	60,000	0	$19,378	$0
George Wm. Erikson
CERBCO 1997 Directors’ Plan	0	$0	15,000	0	$76,000	$0
CERBCO 2002 Directors’ Plan	0	$0	5,000	0	$32,900	$0
INEI 1999 Directors’ Plan	0	$0	60,000	0	$19,378	$0
Robert F. Hartman
INEI 1999 Employee Plan	0	$0	30,000	0	$0	$0

LONG-TERM INCENTIVE PLAN AWARDS

Neither the Company nor its subsidiaries have any long-term incentive plans.

REPRICING OF OPTIONS/SARS

The Company did not adjust or amend the exercise price of stock options or SARs previously awarded to any of the named executive officers during fiscal year 2004.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

During fiscal year 2001, one of the Company’s executive officers, Mr. Robert Hartman, entered into a severance agreement with INEI whereby, in the event of a change in control of INEI and the subsequent termination of the executive’s employment by INEI, the executive will receive payment of one year’s base salary and annual bonus, if any. The agreement also provides that, in the event the executive voluntarily resigns, the executive will not, without consent of INEI, enter into employment or other association with any other pipeline rehabilitation business in the United States for a period of two years. During fiscal year 2002, Mr. Hartman entered into a similar severance agreement with CERBCO whereby, in the event of a change in control of CERBCO and the subsequent termination of the executive’s employment by CERBCO, the executive will receive payment of one year’s base salary and annual bonus, if any.

In April 2004, pursuant to negotiations between a Special Committee of the INEI Board of Directors and George Wm. Erikson and Robert W. Erikson (the “Executives”), INEI entered into Retention Incentive Agreements (the “Retention Agreements”) with the Executives, each of whom is an executive officer and director of INEI, in connection with the INEI Plan of Dissolution and Liquidation and the dissolution of INEI. Pursuant to these retention arrangements and subject to the terms thereof, each of the Executives has received or will receive a monthly salary of $7,000 for a period of 12 months, a “stay” bonus of $105,000, a lump-sum severance payment of $338,000, and continuation, or payment in lieu, of certain employee benefits for three years after the effectiveness of INEI’s dissolution or, if earlier, until the date on which the INEI Board of Directors authorizes a final liquidating distribution to stockholders or to a liquidating trust or the retention arrangement is earlier terminated pursuant to its terms.

On September 24, 2003, the CERBCO Board of Directors preliminarily determined by affirmative resolution that, in due course, CERBCO should be orderly liquidated and dissolved. Such determination was made, among other reasons, in light of the September 5, 2003 consummation of the sale of the business, licenses and most operating assets of CERBCO’s sole operating subsidiary, INEI, and such subsidiary’s disclosed intent to orderly liquidate and dissolve in due course. In December 2003, two of the Company’s executive officers filed a claim with the Company indirectly calling into question whether the SERP liability carried on the books of CERBCO adequately reflects the full extent of the benefits believed by such officers to be due under the SERP Their disagreement with the Special Committee of the Company’s Board of Directors over the amount of benefits due to them continues as of the date of this proxy statement. Additionally, on January 17, 2005, Mr. Robert Hartman provided a memorandum to the directors documenting his contention that the Special Committee’s recommendation to the Board of Directors regarding treatment of the SERPs would unfairly and impermissibly reduce his accrued benefits under the terms of his SERP Agreement. The Board of Directors has not yet adopted a definitive plan of dissolution, which plan would require stockholder approval.

No other compensatory plan or arrangements between the Company and any named executive officer, or payment to an executive officer, resulted or will result from the resignation, retirement or other termination of employment with the Company, or from a change in control of the Company or a change in the executive officer’s responsibilities following a change-in-control in an amount that exceeds $100,000.

COMPENSATION OF DIRECTORS

Non-officer directors of the Company are paid an annual fee of $5,000 and an attendance fee of $1,000 for each meeting of the Board of Directors and each committee meeting attended in person. Directors who participate in meetings by telephone are compensated at the rate of $200 each. Directors who are also officers of the Company do not receive separate fees for service as directors, but are eligible with all other directors to participate in the CERBCO 2002 Directors’ Stock Option Plan and the CERBCO 1997 Directors’ Stock Option Plan. All directors of the Company are reimbursed for Company travel-related expenses.

CERTAIN BUSINESS RELATIONSHIPS AND RELATED TRANSACTIONS

CERTAIN RELATIONSHIPS

Holders of shares of INEI Class B Common Stock, voting separately as a class, have the right to elect those members of INEI’s Board of Directors other than the not less than 25% of the directors subject to election by holders of shares of INEI Common Stock, voting separately as a class. By virtue of its ownership of CERBERONICS, which in turn holds 99.5% of the outstanding shares of INEI’s Class B Common Stock, the Company can elect the majority of the members of INEI’s Board of Directors, giving it majority control of INEI.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors, executive officers and beneficial owners of greater than 10% of a registered class of the Company’s equity securities (the “Reporting Persons”) to file reports of ownership and changes in ownership of such equity securities with the Securities and Exchange Commission. Officers, directors, and greater than 10% stockholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) reports they file. Based solely on a review of the copies of such reports and certain representations which may have been furnished to the Company during or with respect to the Company’s fiscal year ended June 30, 2004, the Company believes that, during such fiscal year, all applicable Section 16(a) filing requirements were met by the Reporting Persons.

APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The firm of Aronson & Company was engaged to audit the financial statements of the Company for the fiscal year ended June 30, 2004. A representative of Aronson & Company will be at the Meeting and will have an opportunity to make a statement if he or she desires to do so. The representative will also be available to respond to appropriate questions from any stockholders present at the Meeting.

The Audit Committee of the Board of Directors has not yet recommended, and the Board has not yet approved, the appointment of independent public accountants to audit the financial statements of the Company for the fiscal year ending June 30, 2005. It is anticipated that the Audit Committee will make its recommendation to the Board and that the appointment of independent public accountants will be made by the Board prior to June 30, 2005.

AUDIT AND NON-AUDIT FEES

The following table presents fees for professional audit services rendered by Aronson & Company for the audit of the Company and its majority-controlled subsidiary, INEI, for the fiscal years ended June 30, 2004 and June 30, 2003, and fees billed for other services rendered by Aronson & Company during those periods.

	2004	2003
Audit fees 1/	$98,534	$86,160
Audit related fees 2/	5,052	2,754
Tax fees 3/	24,404	19,621
All other fees 4/	0	0

Total	$127,990	$108,535

1/	Audit fees consisted principally of audit work performed on the consolidated financial statements, as well as quarterly reviews of financial statements included in the Companies’ Forms 10-QSB. The 2004 payments include billings for the audits for 2003 and quarterly reviews for 2004. The 2003 payments include billings for the audit for 2002 and quarterly reviews for 2003.

2/	Audit related fees consisted principally of fees to research certain disclosure items in 2004, other reimbursable expenses and, in 2003, fees for Aronson & Company representatives to attend the Companies’ Audit Committee meetings and annual meeting of stockholders for fiscal year 2002.

3/	Tax fees consisted principally of tax compliance and reporting.

4/	The Company generally does not engage Aronson & Company for “other” services.

AUDIT COMMITTEE’S PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee’s procedure is to review any proposed engagement of its independent public accountants, whether for auditing or other services, and to give its prior approval of such engagement, considering, among other things, whether the proposed engagement would impact the independence of the independent public accountants. In accordance with this procedure, during fiscal years 2003 and 2004, the Audit Committee pre-approved all of the services rendered by Aronson & Company for which audit fees, audit related fees and tax fees are set forth in the table above.

SERVICES BY EMPLOYEES OF ARONSON & COMPANY

No part of Aronson & Company’s engagement to audit the Company’s financial statements for the fiscal years ended June 30, 2004 and 2003 was attributable to work performed by persons other than Aronson & Company’s permanent employees.

OTHER MATTERS

OTHER BUSINESS

The Board of Directors is not aware of any other matters which are likely to be brought before the Meeting. However, if any other matters are properly brought before the Meeting, it is the intention of the individuals named in the enclosed form of Proxy to vote the proxy in accordance with their judgment on such matters.

DEADLINE FOR SUBMITTING STOCKHOLDER PROPOSALS FOR CONSIDERATION AT THE ANNUAL MEETING AND FOR INCLUSION IN THE BOARD’S PROXY STATEMENT IN CONNECTION WITH THE NEXT ANNUAL MEETING

Effective January 19, 2005, the Company’s By-laws were amended to add a new section which provides that, in order for a stockholder to nominate a candidate for election as a director at an annual meeting of stockholders or propose business for consideration at such meeting, including the Meeting to be held on February 16, 2005, written notice complying with the requirements set forth in the By-laws must be delivered to the Company’s Secretary at the Company’s principal executive offices, not later than the 12th day, and not earlier than the 60th day, prior to the date of the meeting. However, in the event that less than 30 days’ notice or prior public disclosure of the date of a meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. Because notice of the Meeting to be held on February 16, 2005 is being mailed to stockholders on January 26, 2005, a date less than 30 days before the date of the Meeting, any stockholder nomination or proposal requested to be considered at the Meeting must be received by the Company’s Secretary not later than 5:00 p.m. EST on February 5, 2005. A copy of the By-laws may be obtained from the Company’s Secretary, by written request to the address of the Company’s principal executive offices.

A proposal submitted by a stockholder for action at the Company’s next Annual Meeting of Stockholders, if the Company’s dissolution is not earlier approved, must be received by the Company no later than September 28, 2005, in order to be included in the Company’s Proxy Statement for that meeting. Any stockholder proposal that is received later than September 28, 2005, will be deemed to be untimely. It is suggested that proponents submit their proposals by certified mail-return receipt requested.

A proponent of a proposal must be a record or beneficial owner entitled to vote at the next Annual Meeting on the proposal and must continue to be entitled to vote through the date on which the meeting is held.

ANNUAL REPORT AND FINANCIAL STATEMENTS

Financial statements of the Company contained in the Company’s Annual Report on Form 10-KSB for the fiscal year ended June 30, 2004 are incorporated herein by reference and made a part hereof. A copy of that Report, including the financial statements, accompanies this Proxy Statement.

Additional copies of the Company’s Annual Report on Form 10-KSB, as filed with the Securities and Exchange Commission (but excluding exhibits), may be obtained without charge, upon written request directed to:

Corporate Secretary

CERBCO, Inc.

1419 Forest Drive, Suite 209

Annapolis, Maryland 21403

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual and quarterly reports. This means that only one copy of our Proxy Statement and Annual Report on Form 10-KSB may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of any such document to you if you call us at (443) 482-3374 or write us at the above address.

If you would like to receive separate copies of our Proxy Statement and Annual Report in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the address or telephone number set out above.

By Order of the Board of Directors,

/s/ Robert F. Hartman
Annapolis, Maryland	Robert F. Hartman
January 26, 2005	Secretary

ANNEX A

CERBCO, INC.

Audit Committee Charter

The Audit Committee and Independence

1	One committee of the CERBCO Board of Directors will be known as the Audit Committee.

2	Only independent directors will serve on the Audit Committee.

3	An independent director is free of any relationship that could influence his or her judgment as a committee member.

4	When there is some doubt about independence, the director should recuse himself or herself from any decisions that might be influenced by that relationship.

5	A director will not be considered independent if, among other things, he or she has:

a.	been employed by the Corporation or any of its affiliates in the current or past three years;

b.	accepted any compensation from the Corporation or any of its affiliates in excess of $60,000 during the previous fiscal year (except for board service, retirement plan benefits, or non-discretionary compensation);

c.	an immediate family member who is, or has been in the past three years, employed by the Corporation or any of its affiliates as an executive officer;

d.	been a partner, controlling shareholder or an executive officer of any for-profit business to which the Corporation made, or from which it received, payments (other than those which arise solely from investments in the Corporation’s securities) that exceed five percent of the organization’s consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; or

e.	been employed as an executive of another entity where any of the Corporation’s executives serve on that entity’s compensation committee.

1

•	General Responsibilities

1	The Audit Committee provides open avenues of communication among management, the independent auditors and the Board of Directors.

2	The Audit Committee must report committee actions to the full Board of Directors and may make appropriate recommendations.

3	The Audit Committee has the power to conduct or authorize investigations into matters within the committee’s scope of responsibilities. The Committee is authorized to retain independent counsel, independent auditors or others it needs to assist in an investigation.

4	The Audit Committee will meet at least two times each year, or more frequently if circumstances make that preferable. The committee chairman has the power to call a committee meeting whenever he or she thinks there is a need. A committee member should not vote on any matter in which he or she is not independent. The Committee may ask members of management or others to attend the meeting and is authorized to request and receive all pertinent information from management.

5	The Audit Committee will do whatever else the law, the Corporation’s charter or bylaws or the Board of Directors require.

•	Responsibilities For Engaging Independent Auditors

1	The Audit Committee will select the independent auditors for annual company audits. The Committee’s selection is subject to approval by the full Board of Directors. The Committee also will review and set any fees paid to the independent auditors and review and approve dismissal of the independent auditors.

2	The Audit Committee will confirm and assure the independence of the independent auditors, including a review of management consulting services provided by the independent auditors and the fees paid for them.

2

3	The Audit Committee will consider, in consultation with the independent auditors, the audit scope and procedural plans made by the independent auditors.

4	The Audit Committee will listen to management and the primary independent auditors if either thinks there might be a need to engage additional auditors. The Audit Committee will decide whether to engage an additional firm and, if so, which one.

•	Responsibilities For Reviewing The Annual Audit And Quarterly And Annual Financial Statements

1	The Audit Committee will ascertain that the independent auditors view the Board of Directors as its client, that they will be available to the full Board of Directors at least annually and that they provide the Committee with a timely analysis of significant reporting issues.

2	The Audit Committee will ask management and the independent auditors about significant risks and exposures and will assess management’s steps to minimize them.

3	Shortly after the annual company audit is completed, the Audit Committee will review the following with management and the independent auditors:

a.	The Corporation’s annual financial statements and related footnotes.

b.	The independent auditors’ audit of and report on the financial statements.

c.	The independent auditors’ qualitative judgments about the appropriateness, not just the acceptability, of accounting principles and financial disclosures and how aggressive (or conservative) the accounting principles and underlying estimates are.

d.	The adequacy of the Corporation’s internal controls, including computerized information system controls and security.

e.	Any significant findings and recommendations made by the independent auditors, together with management’s responses to them.

3

f.	Any serious difficulties or disputes with management encountered during the course of the audit.

g.	Anything else about the audit procedures or findings that Generally Accepted Auditing Standards requires the independent auditors to discuss with the Committee.

4	The Audit Committee will review annual filings with the SEC and other published documents containing the Corporation’s financial statements and will consider whether the information in the filings is consistent with the information in the financial statements.

5	The Audit Committee will review the interim financial reports with management and the independent auditors before those interim reports are released to the public or filed with the SEC or other regulators.

•	Periodic Responsibilities

1	The Audit Committee will review the Committee’s charter annually and update if necessary.

2	The Audit Committee will review legal and regulatory matters that may have a material effect on the Corporation’s financial statements, compliance policies and programs and reports from regulators.

3	The Audit Committee will meet with the independent auditors and management in separate executive sessions to discuss any matters the Committee or these groups believe should be discussed privately with the Audit Committee.

4

ANNUAL MEETING OF STOCKHOLDERS OF

CERBCO, Inc.

COMMON STOCK

February 16, 2005

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

ê Please detach along perforated line and mail in the envelope provided. ê

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Proposal 1: Election of Director: NOMINEE:		2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.
☐ FOR ☐ WITHHOLD AUTHORITY	P. C. Kincheloe, Jr.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1.

PLEASE SIGN, DATE AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:  Pleasesign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

CERBCO, Inc.

1419 Forest Drive, Suite 209

Annapolis, Maryland 21403

(443) 482-3374

ANNUAL MEETING OF STOCKHOLDERS - FEBRUARY 16, 2005

PROXY - COMMON STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints G. Wm. Erikson and R.W. Erikson, and each of them, with full power of substitution, the Proxies of the undersigned to represent and to vote, as designated on the reverse side hereof, all the shares of Common Stock of CERBCO, Inc. held of record by the undersigned on January 14, 2005, at the Annual Meeting of Stockholders to be held on February 16, 2005 or any adjournments thereof.

(Continued and to be signed and dated on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

CERBCO, Inc.

CLASS B COMMON STOCK

February 16, 2005

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

ê Please detach along perforated line and mail in the envelope provided. ê

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Proposal 1: Election of Directors NOMINEES:			2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.
☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)	☐ ☐ ☐	G. Wm. Erikson R.W. Erikson W.C. Hayes, IV

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1.

PLEASE SIGN, DATE AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: •

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.		☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:  Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

CERBCO, Inc.

1419 Forest Drive, Suite 209

Annapolis, Maryland 21403

(443) 482-3374

ANNUAL MEETING OF STOCKHOLDERS - FEBRUARY 16, 2005

PROXY - CLASS B COMMON STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints G. Wm. Erikson and R.W. Erikson, and each of them, with full power of substitution, the Proxies of the undersigned to represent and to vote, as designated on the reverse side hereof, all the shares of Class B Common Stock of CERBCO, Inc. held of record by the undersigned on January 14, 2005, at the Annual Meeting of Stockholders to be held on February 16, 2005 or any adjournments thereof.

(Continued and to be signed and dated on the reverse side)